Exhibit 99.1

Cars.com Provides Update on Business Initiatives, Raises Share Repurchase Target

and Reaffirms Guidance

CHICAGO, April 9, 2026 -- Cars.com Inc. (NYSE: CARS), a trusted audience-powered and data-driven technology platform that simplifies buying and selling cars, today shared an update on the Company’s progress against key business initiatives previously announced on its February 2026 earnings call.

The Company’s plan for 2026 is focused on accelerating product development and innovation, streamlining processes and costs, and improving organizational structure. Key actions include:

•
New AI-powered product releases. March and April product releases reflect a renewed focus on strengthening Marketplace and AI functionality for customers. The new Cars.com Dealer App is an AI-powered mobile assistant that provides on-the-go analytics and recommendations tailored to drive sales for each dealer’s unique inventory. Advanced Shopper Alerts was launched for Premium+ customers in late March, integrating new AI- and location-enabled insights from the Cars.com marketplace directly into the dealer’s CRM for the first time. Together, these products drive efficiencies for dealers by turning Cars.com proprietary data into actionable insights across the sales process.
•
Streamlining processes and costs. The Company has initiated a cost reduction program, which includes an approximately 11% reduction in full time roles, along with process changes and vendor cost optimization. These actions advance the Company’s Marketplace strategy and are expected to generate $25-30 million in recurring annualized operating cost savings in 2027, while supporting 2026 profitability targets. This cost initiative is expected to be completed by early Q2 2026 and incur aggregate related one-time charges of approximately $8.5-$9 million, substantially all of which will be recognized in Q1 2026.
•
Flattening organizational structure. The Company’s reporting structure has been flattened to empower faster decision making. Roughly 20% of eliminated roles are within management layers, including two executive roles.
•
Near-term increase to share repurchase plan. In light of progress made to-date, the Company is raising its full year share repurchase target from $60-plus million to $90 million. As of April 8, 2026, the Company has repurchased approximately 2.9 million shares of common stock for $24 million, representing 5% of shares outstanding as of December 31, 2025.
•
Reaffirming guidance. The Company reaffirms its Q1 2026 and FY2026 guidance, previously announced during the Q4 2025 earnings call on February 26, 2026
o
Q1 2026 revenue growth of flat to up 1% year-over-year and Adjusted EBITDA margin of 26% to 27%
o
FY 2026 revenue growth of flat to up 2% and Adjusted EBITDA margin of 29% to 30%

“We are moving quickly to execute our 2026 initiatives and make changes that support healthy long-term growth. Better internal processes and a more nimble organization are essential to accelerate the Marketplace flywheel while also growing responsibly to create shareholder value. Simplifying our business also provides more bandwidth to dedicate to key products, like AI, data and analytics, that we believe are critical to the future of automotive retail. We are grateful to the employees whose contributions have helped shape Cars.com into what it is today and we enter this next chapter with conviction and a clear path forward,” said Tobi Hartmann, CEO of Cars.com.

Earnings Conference Call

The Company expects to report its financial results for the first quarter ended March 31, 2026, on Thursday, May 7, 2026. The Company will host a conference call with a live webcast at 8:00 a.m. CT/9:00 a.m. ET on the same day to discuss the results. The conference call will be hosted by Chief Executive Officer, Tobias Hartmann, and Chief Financial Officer, Sonia Jain.

Those interested are invited to listen to the live webcast online at investor.cars.com. A webcast replay will be available shortly afterwards by visiting Events on the Investor Relations website.

ABOUT CARS.COM®

Cars.com Inc. (NYSE:CARS) is a trusted audience-powered and data-driven technology platform that simplifies buying and selling cars. The flagship Cars.com marketplace connects millions of consumers to dealerships across the U.S., powering the car buying experience with artificial intelligence ("AI") shopping tools and comprehensive vehicle reviews and content. Our interconnected ecosystem of products enables dealers and OEMs to sell more cars by efficiently leveraging our

Exhibit 99.1

marketplace, dealer websites, trade and appraisal tools, and proprietary in-market media solutions.

For further information:

IR Contact: Katherine Chen, 408.768.6847, ir@carscommerce.inc

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. These statements often use words such as “believe,” “expect,” “project,” “anticipate,” “outlook,” “intend,” “strategy,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, strategies, estimates, projections and assumptions, experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments, and other factors we think are appropriate. Such forward-looking statements are based on estimates and assumptions that, while considered reasonable by Cars.com and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. While Cars.com and its management make such statements in good faith and believe such judgments are reasonable, you should understand that these statements are not guarantees of future strategic action, performance or results. Our actual results, performance, achievements, strategic actions or prospects could differ materially from those expressed or implied by these forward-looking statements. Given these uncertainties, you should not rely on forward-looking statements in making investment decisions. When we make comparisons of results between current and prior periods, we do not intend to express any future trends, or indications of future performance, unless expressed as such, and you should view such comparisons as historical data. Whether or not any such forward-looking statement is in fact achieved will depend on future events, some of which are beyond our control.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results and strategic actions to differ materially from those expressed in the forward-looking statements contained in this press release. For a detailed discussion of many of these and other risks and uncertainties, see “Part I, Item 1A., Risk Factors” and “Part II, Item 7., Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026 and our other filings filed with the SEC and available on our website at investor.cars.com or via EDGAR at www.sec.gov.

You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. The forward-looking statements contained in this press release are based only on information currently available to us and speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. The forward-looking statements in this report are intended to be subject to the safe harbor protection provided by the federal securities laws.